UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Stellar Biotechnologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

NOTICE OF 2018 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

To be Held on Tuesday, March 27, 2018

To the Shareholders of Stellar Biotechnologies, Inc.:

Notice is hereby given that the 2018 Annual General and Special Meeting of Shareholders (the Annual Meeting) of Stellar Biotechnologies, Inc. (the Company or Stellar) will be held at 10:00 a.m. (local time) on Tuesday, March 27, 2018, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, to consider and act upon the following matters:

1.	the election of eight directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2019 or until their successors are duly elected and qualified;

2.	the ratification of the appointment of Moss Adams LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year;

3.

the approval of a special resolution authorizing alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Directors for each series if and when issued; and

4.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 29, 2018, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the Annual Meeting, however, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

Port Hueneme, California

February 13, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 27, 2018. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended September 30, 2017, is available at: http://www.proxyvote.com/.

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PROPOSAL 3	APPROVAL OF AN ALTERATION TO THE COMPANY’S NOTICE OF ARTICLES AND ARTICLES TO CREATE A CLASS OF PREFERRED SHARES	35

OTHER INFORMATION		38

HOUSEHOLDING OF MATERIALS		38
WHERE YOU CAN FIND MORE INFORMATION		38
OTHER BUSINESS		38

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the Board) of Stellar Biotechnologies, Inc., a British Columbia corporation (we, us, Stellar, the Corporation, or the Company), of proxies in the accompanying form to be used at the 2018 Annual General and Special Meeting of Shareholders of the Company to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041 at 10:00 a.m. (local time) on Tuesday, March 27, 2018, and at any adjournments or postponements thereof (the Annual Meeting).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with both U.S. and Canadian proxy disclosure requirements. Principal disclosure differences between U.S. and Canadian requirements include expanded Canadian disclosure requirements related to:

•	executive compensation matters, including a compensation discussion and analysis under Canadian disclosure requirements;
•	corporate governance matters, including disclosure related to the Board committees;
•	the appointment of auditors; and
•	inclusion of a share performance graph.

Our Board of Directors has fixed January 29, 2018 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on January 29, 2018 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about February 15, 2018. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Questions and Answers about the Proxy Materials and the Annual Meeting

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended September 30, 2017, as filed with the Securities and Exchange Commission (the SEC) on December 1, 2017 (the Annual Report).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the Internet Availability Notice) to the Company’s shareholders. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.proxyvote.com/. The Company encourages shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

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How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Annual Meeting on the Internet; and

•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce the Company’s costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What proposals will be voted on at the Annual Meeting?

The following three proposals will be voted on at the Annual Meeting:

•	The election of eight directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2019 or until their successors are duly elected and qualified;

•	The appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year; and

•	The approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares.

How does the Board recommend that I vote on the proposals?

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each of the nominees for Director, “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year and “FOR” the approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on January 29, 2018 may vote at the Annual Meeting. As of the close of business on January 29, 2018, there were 10,520,096 common shares outstanding, all of which are entitled to vote at the Annual Meeting.

How many votes am I entitled to per share?

Each shareholder is entitled to one vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form”. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors, or Proposal No. 3, the approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If I am a shareholder of record, how do I vote my shares?

There are three ways to vote:

•	By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the proxy card and sending it back in the envelope provided.

•	By Telephone or the Internet – We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll-free telephone number for telephone voting is 1-800-690-6903. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.proxyvote.com/. As with telephone voting, you will be able to confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time, on Sunday, March 25, 2018.

•	In Person – If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

If I am a beneficial owner of shares held in street name, how do I vote my shares?

There are three ways to vote:

•	By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By Telephone or the Internet – You may vote by proxy via telephone by calling 1-800-690-6903. You may vote by proxy via telephone or the Internet at http://www.proxyvote.com/, as further set forth in the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	In Person – Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

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What is the proxy card?

The proxy card enables you to appoint each of Frank Oakes, our Chief Executive Officer, Director and Chairman of the Board of Directors, and Gary Koppenjan, our Senior Director of Investor Relations and Communications, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

As permitted under SEC rules, we have adopted a procedure called “householding”. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, shareholders may contact us as follows:

Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

Attention: Corporate Secretary

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of the proxy materials:

•	By Mail: You may obtain a paper copy of the proxy materials by writing to us at Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041, Attn: Corporate Secretary

•	By Telephone: You may obtain a paper copy of the proxy materials by calling 1-800-579-1639.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com/.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com. You must provide the control number from your proxy notice to request a paper copy of the proxy materials by email.

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Please make your request for a paper copy as instructed above on or before March 13, 2018 to facilitate timely delivery.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

•	by submitting a written notice revoking that proxy, addressed to our Corporate Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041, at any time up to and including the last business day before the Annual Meeting,

•	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

•	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees, “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm and “FOR” the approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. The Company is also required to file on SEDAR a brief description of the proposals voted upon at the Annual Meeting and the outcome of the votes for such proposals promptly following the Annual Meeting, which description must include the percentage of votes for and against such proposals.

What constitutes a quorum?

Our Amended Articles require the representation of at least one person entitled to vote at the Annual Meeting who holds at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in person or represented by proxy, or a duly appointed proxy holder or representative for a shareholder so entitled and holding or represented by proxy at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

•	Proposal No. 1 — Election of directors: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

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•	Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote at the Annual Meeting but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

•	Proposal No. 3 — Approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares: The affirmative vote of the holders of a two-thirds majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

INTRODUCTION

2018 Annual Meeting of Shareholders

This Proxy Statement is being furnished to the holders of our common shares in connection with the solicitation of proxies for use at the 2018 Annual Meeting of Shareholders of the Company (the Annual Meeting). The Annual Meeting is to be held at 10:00 a.m. (local time) on Tuesday, March 27, 2018, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, CA 93041 and at any adjournment or adjournments thereof.

Record Date

The Board of Directors of the Company (the Board) has fixed the close of business on January 29, 2018 (the Record Date) as the Record Date for the determination of shareholders entitled to notice of, and to vote and act at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting.

Proposals to be Submitted at the Annual Meeting

At the Annual Meeting, shareholders will be acting upon the following proposals:

1.	To elect Deborah F. Aghib, Tessie M. Che, Paul Chun, David L. Hill, Daniel E. Morse, Frank R. Oakes, Charles V. Olson and Mayank D. Sampat as directors to serve until the Company’s annual meeting of shareholders to be held in 2019 or until their successors are duly elected and qualified;

2.	To ratify the appointment by the Audit Committee of the Board of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

3.

To approve a special resolution authorizing alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Directors for each series if and when issued; and

4.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 332 E. Scott Street, Port Hueneme, California 93041. The Company’s telephone number at such address is (805) 488-2800.

Information Concerning Solicitation and Voting

As of the Record Date, there were 10,520,096 outstanding common shares, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of common shares on the Record Date will be entitled to vote at the Annual Meeting. The holders of common shares are entitled to one vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least thirty-three and one-third percent (33 – 1/3%) of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. To be elected, the nominees named in Proposal 1 must receive the vote of a majority of the votes of the common shares cast in person or represented by proxy at the Annual Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

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Expenses

The expense of preparing, printing and mailing the Internet Availability Notice and this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of common shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

No Right of Appraisal

None of British Columbia law, our Certificate of Incorporation, our Notice of Articles nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the election of directors, the appointment of our auditors and independent registered public accounting firm or the alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2019 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2019 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Port Hueneme, California no later than the close of business on October 18, 2018, which is 120 calendar days before February 15, 2019, the anniversary date that this proxy statement was released to shareholders in connection with the 2018 Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

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INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors and as may be set out herein.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the next annual meeting of shareholders, or until his or her successor is duly elected. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Deborah F. Aghib, Tessie M. Che, Paul Chun, David L. Hill, Daniel E. Morse, Frank R. Oakes, Charles V. Olson and Mayank D. Sampat to hold office until the 2019 annual meeting of shareholders or until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name	Age	Position(s) Held	Director Since
Deborah F. Aghib, Ph.D.	59	Director	January 23, 2018
Tessie M. Che, Ph.D.	67	Director	September 25, 2013
Paul Chun (1)(2)(3)	37	Director	December 8, 2016
David L. Hill, Ph.D. (1)(2)(3)	67	Director	May 17, 2011
Daniel E. Morse, Ph.D.	76	Director	April 9, 2010
Frank R. Oakes	67	President, Chief Executive Officer and Chairman of Board of Directors	April 9, 2010
Charles V. Olson, D.Sc. (2)	60	Director	December 8, 2016
Mayank D. Sampat (1)(2)(3)	62	Director	August 15, 2012

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers. None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Deborah F. Aghib, Ph.D. has been a director of Stellar since January 2018. She has more than 24 years of executive and consulting experience for biotechnology and healthcare-related companies and organizations. She is currently a business development executive for CellPly S.r.L., a position she has held since August 2017. She also currently serves as an advisor to the boards and management of BrainDTech S.r.L (since January 2016), Sanipedia S.r.L (since October 2014) and Neuro-Zone S.r.L. (since January 2007). Previously, from February 2014 to September 2014, she was a private equity consultant for CRG LP, a healthcare-focused investment firm. From 2013 to 2014 she was Business Development and Strategy executive under a consulting arrangement for Theravance Inc. From February 2012 to December 2012, she served as Stellar’s chief business development executive under a consulting arrangement. From 2007 to 2012, she was the Vice President of Business Development and Strategy for Neuro-Zone Since October 2015, Dr. Aghib has served on the Advisory Board of Open Common Consortium, a cloud computing and data commons infrastructure that supports cancer medical research from the University of Chicago. Dr. Aghib holds a Ph.D. in Molecular and Cellular Biology from the University of Milan and a Ph.D. in Human Genetics from the University of Pavia. Dr. Aghib has broad scientific knowledge and significant international experience in developing long-term strategies for business development, licensing and asset spinoffs for drug discovery, medical device and companion diagnostics companies.

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Tessie M. Che, Ph.D. has been a director of Stellar since September 2013. Dr. Che is currently General Manager and Chair of the Board of Directors of Amaran Biotechnology Inc., a privately-held biopharmaceuticals manufacturer based in Taiwan, a position she has held since 2012. She is also a director of OBI Pharma USA, a wholly-owned subsidiary of OBI Pharma, Inc., a publicly traded biotechnology corporation in Taiwan. From 1998 to 2011 she served as COO and Sr. V.P., Corporate Affairs of Optimer Pharmaceuticals Inc., a company she co-founded. At Optimer, Dr. Che guided the company’s CMC team to the successful registration and commercialization of DificidTM in the U.S., Canada and Europe. Prior to Optimer, Dr. Che’s experience includes 20 years in research, operations and management at global companies, including Exxon Mobil Corp., Aventis Pharmaceuticals Inc., and EniChem SpA. Dr. Che holds bachelor degrees in chemistry from Illinois State University and Fu-Jen Catholic University (Taiwan) and a PhD in physical-inorganic chemistry from Brandeis University. She has authored numerous scientific publications and holds over 20 U.S. patents. Dr. Che has extensive scientific, operational, manufacturing, quality assurance, product development and senior management experience in the pharmaceutical and biotechnology industries, as well as experience serving on a board of directors within our industry.

Paul Chun has been a director of Stellar since December 2016 and serves as the chair of the Nominating and Governance Committee.  He is a Managing Partner of Eldred Advisors LLC, a life sciences advisory firm he founded in May 2016.  From November 2015 to April 2016, he served as Director of Strategy and Corporate Development at Kiromic, LLC. From May 2011 to October 2015, Mr. Chun served as a life sciences principal with Westwicke Partners, LLC, a capital markets advisory firm. During his tenure at Westwicke, he supported the capital markets and investor engagement objectives of private and public biopharma companies, including the support of multiple initial public offerings and other strategic transactions. Prior to Westwicke, he held various roles in investment research and corporate finance, including at Amgen, Inc., Tavistock Life Sciences and Goldman, Sachs & Co. He received his bachelors in biological sciences from Columbia University. Mr. Chun has broad experience in therapeutics development and commercialization, valuation, corporate development and finance.

David L. Hill, Ph.D. has been a director of Stellar since May 2011, and serves as the chair of the Compensation Committee. He served as Scientific Director for the ART Reproductive Center, Beverly Hills, California, from December 1999 until his retirement in December 2016. He is also an Assistant Clinical Professor in the Dept. of Obstetrics and Gynecology at the David Geffen School of Medicine, University of California, Los Angeles, and a Research Assistant IV at Cedars-Sinai Medical Center, Los Angeles, California. Dr. Hill received his Ph.D. in Biological Sciences from the Department of Pathology, School of Life Sciences, University of Connecticut and completed a Postdoctoral Fellowship at the Dana Farber Cancer Institute through an appointment by the Department of Physiology and Biophysics, Harvard Medical School, Boston, Massachusetts. Dr. Hill has extensive scientific and clinical research experience in our industry.

Daniel E. Morse, Ph.D. has been a director of Stellar since April 2010. Dr. Morse is the Wilcox Professor Emeritus of Molecular Genetics and Biochemistry Biotechnology, Biomolecular Science and Engineering, a position he has held since 2008, and Director of the Marine Biotechnology Center, at the University of California, Santa Barbara, a position he has held since 1986. Previously, he served as Director of the UCSB-MIT-Caltech Institute of Collaborative Biotechnologies from 2003 to 2010, and also served as Stellar’s Executive Vice-President, Science & Technology from 2010 until December 2011. Dr. Morse is an expert in the structure and function of the KLH molecule and internationally recognized expert in protein chemistry, molecular biology, molluscan reproductive biology, and aquaculture, and has an intimate understanding of our technology.

Frank R. Oakes was appointed our President and Chief Executive Officer and Chairman of our Board of Directors in April 2010. Prior to that time, he served as founder and Chief Executive Officer of Stellar’s California subsidiary since 1999. He has more than 40 years of management experience in aquaculture including a decade as Chief Executive Officer of The Abalone Farm, Inc., during which he led the company through the R&D, capitalization, and commercialization phases of development to become the largest abalone producer in the United States. Mr. Oakes is the inventor of our patented method for non-lethal extraction of hemolymph from a live gastropod mollusk. He was the principal investigator on our Small Business Innovation Research (SBIR) grant from the National Science Foundation and was principal investigator on our Phase I and II SBIR grants from the NIH’s Center for Research Resources, and a California Technology Investment Partnership (CalTIP) grant from the Department of Commerce. Mr. Oakes has consulted and lectured for the aquaculture industry around the world. He received his Bachelor of Science degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management-training program. Mr. Oakes is a valuable member of our Board due to his depth of operating, strategic, and senior management experience in our industry, specifically as related to aquaculture. Additionally, Mr. Oakes holds an intimate knowledge of Stellar due to his longevity in the industry and with us.

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Charles V. Olson, D.Sc. has been a director of Stellar since December 2016 and a member of our scientific advisory board since June 2014.  Since September 2017, he has served at Applied Molecular Transport Inc., as the Vice President of Biologics. He has also been a Principal Biotechnology Consultant for Compass Biotechnology LLC since 2006. Dr. Olson previously held senior and executive management positions at Anthera Pharmaceuticals Inc. from April 2010 to August 2017, NGM Bioharmaceuticals Inc, Coherus BioSciences Inc., Nexbio Inc., Cell Genesys, Inc., Biomarin Pharmaceuticals, Inc., and Onyx Pharmaceuticals, Inc. After graduate school, Dr. Olson was a Research Scientist at Kaiser Hospitals, followed by Scientist and Senior Scientist positions at Genentech and Bayer, respectively. He holds a B.A. in biology and chemistry from Westmont College, an M.A. in chemistry from the University of California at Santa Barbara and a D.Sc. in biochemistry. Dr. Olson has extensive scientific, manufacturing operations, process development, and senior management experience in the biopharmaceutical industry.

Mayank (Mike) D. Sampat has been a director of Stellar since August 2012, and serves as the chair of the Audit Committee. Mr. Sampat is an independent consultant providing business services to companies seeking expertise in financial planning and analysis, accounting and financial reporting, M&A transactions support and financial system implementation. He previously held the positions of controller at Precision Toxicology, LLC, a healthcare focused clinical laboratory specializing in providing quantitative drug testing, from February 2015 to May 2016, Zpower, LLC, an emerging manufacturer in the microbattery industry, from June 2012 to September 2014, and Imaging Advantage LLC from September 2010 to June 2012, and the position of Chief Financial Officer for Gamma Medica-Ideas, a supplier of imaging equipment to the medical industry, from September 2007 to June 2010. Mr. Sampat received a BBA in accounting from Bombay University and his MBA in Finance at Mercer University. Mr. Sampat is a seasoned finance and accounting executive, having worked with multiple companies ranging from startups to large Fortune 100 companies.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each of the nominees. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

CORPORATE GOVERNANCE

Board Meetings

Our Board held 7 meetings in fiscal year 2017. As shown in the table below, other than Tessie M. Che, each director attended at least 75% of the aggregate number of meetings of the Board held during the period for which such director served on our Board. Our directors are encouraged, but not required, to attend annual meetings. Other than Tessie M. Che, all of our directors attended our 2017 annual meeting of shareholders, and all of our directors are expected to attend this Annual Meeting. The table below details the attendance of Board members at director and committee meetings during the fiscal year ended September 30, 2017.

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Nominating and
	Board	Audit	Compensation	Corporate Governance
Name of Director	(7 Meetings)	(4 Meetings)	(5 Meetings)	(5 Meetings)

Deborah F. Aghib, Ph.D. (1)	N/A	N/A	N/A	N/A
Tessie M. Che, Ph.D.	2 of 7 attended	N/A	N/A	N/A
Paul Chun (2)	6 of 6 attended	4 of 4 attended	2 of 2 attended	4 of 4 attended
David L. Hill, Ph.D.	6 of 7 attended	4 of 4 attended	5 of 5 attended	5 of 5 attended
Daniel E. Morse, Ph.D.	7 of 7 attended	N/A	N/A	N/A
Frank R. Oakes	7 of 7 attended	N/A	N/A	N/A
Charles V. Olson, D.Sc. (3)	5 of 6 attended	N/A	1 of 2 attended	N/A
Mayank D. Sampat	7 of 7 attended	4 of 4 attended	5 of 5 attended	5 of 5 attended

(1)	Dr. Aghib was appointed to the Board on January 23, 2018.
(2)	Mr. Chun was appointed to the Board and audit committee on December 8, 2016 and appointed to the compensation committee and the nominating and corporate governance committee on March 23, 2017.
(3)	Dr. Olson was appointed to the Board on December 8, 2016 and appointed to the compensation committee on March 23, 2017.

Board Leadership Structure

Our Board does not have a formal policy with respect to the separation of the positions of Chief Executive Officer and Chairman of the Board. Since 2010, Frank Oakes has served as both our Chief Executive Officer and Chairman. The Board has determined that, in light of his extensive experience in our industry, familiarity with our day-to-day operations, in-depth knowledge of the issues, opportunities and challenges facing our Company, and strategic vision for our business, Mr. Oakes’ service as both our Chief Executive Officer and Chairman is appropriate to provide the authority and flexibility necessary for Mr. Oakes to lead our Company.

Although we believe that the combination of the Chief Executive Officer and Chairman roles is appropriate under the current circumstances, we have not established this approach as a policy, and the Board may determine that it is more appropriate to separate the roles in the future.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the Nasdaq Listing Rules) of the Nasdaq Stock Market LLC (Nasdaq). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

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As a result, the Board of Directors has affirmatively determined that Deborah Aghib, Paul Chun, David Hill, Daniel Morse, Charles Olson and Mayank Sampat are “independent directors.” This means that our Board of Directors is composed of a majority of independent directors as required by Nasdaq. The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors.

Lead Director

On January 8, 2015, our Board created the position of Lead Director. Our Board has yet to designate an existing or new director to serve as our Lead Director. Pursuant to the charter of the Lead Director, the Lead Director shall be an independent, non-employee director designated by our Board who shall serve in a lead capacity to coordinate the activities of the other independent directors, interface with and advise the Chairman of the Board, and perform such other duties as are specified in the charter or as our Board may determine.

Code of Business Conduct and Ethics and Insider Trading Policy

Our Board has adopted a written Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company. Copies of these policies are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com, and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041. Any amendment to and waivers from the Code of Business Conduct and Ethics will be posted on the Company’s website. The Code of Business Conduct and Ethics provides that any waiver thereof may be made only by the entire Board.

Information about our Board Committees

Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Paul Chun, David Hill, and Mayank Sampat (chairman). The Audit Committee held 4 meetings in fiscal 2017. Each of the members of the Audit Committee attended 100% of the meetings held by the Audit Committee during the time such directors served as a member of the committee. The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: the integrity of our financial statements; our independent auditor’s qualifications, independence, and performance; the performance of our internal audit function, including our system of internal controls, financial reporting, and disclosure controls; and our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

The Board has identified Mayank Sampat as its audit committee financial expert. Mr. Sampat is the Chairman of our Audit Committee and has extensive financial experience. He received an MBA in Finance from Mercer University, and has served in several financial positions with other companies, including several years as Chief Financial Officer for a medical equipment manufacturer. All members of the Audit Committee are considered to be “independent” as that term is defined by the Exchange Act, the Nasdaq Listing Rules and Canadian NI 52-110. All members of the Audit Committee are “financially literate” as that term is defined in NI 52-110.

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Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications” detailed above.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Additional information regarding the audit committee is contained in Item 10 of our Annual Report on Form 10-K, as filed with the SEC on December 1, 2017 and our Annual Information Form for fiscal 2017 as filed on SEDAR.

Compensation Committee

Our Compensation Committee is composed of Paul Chun, David Hill (chairman), Charles Olson and Mayank Sampat. The Compensation Committee held 5 meetings in fiscal 2017. Each of the members of the Compensation Committee attended 100% of the meetings held by the Compensation Committee during the time such directors served as a member of the committee, except for Charles Olson. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our Company’s Chief Executive Officer and our other executive officers. More specifically, the Compensation Committee has the sole authority to determine the Chief Executive Officer’s compensation level based on an evaluation performed, at least annually, in light of the corporate goals and objectives applicable to the compensation of the Chief Executive Officer.

The Compensation Committee has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as such plans, policies and programs affect other executive officers and all employees. The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the sole authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has sole authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, who shall not be present during any committee deliberations with respect to his compensation, in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Paul Chun (chairman), David Hill and Mayank Sampat. The Nominating and Corporate Governance Committee held 5 meetings in fiscal 2017. Each of the members of the Nominating and Corporate Governance Committee attended 100% of the meetings held by the Nominating and Corporate Governance Committee during the time such directors served as a member of the committee. The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws and the Nasdaq continued listing requirements.

Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 332 E. Scott Street, Port Hueneme, California 93041.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to our Corporate Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041. Please include your name and address in the written communication and indicate whether you are a shareholder. Our Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Executive Officers

Biographical information pertaining to Mr. Oakes, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees.” The executive officers serve at the pleasure of our Board of Directors.

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Name	Age	Position(s) Held	Date of Appointment
Frank R. Oakes	67	President, Chief Executive Officer and Chairman of our Board of Directors	April 9, 2010

Kathi Niffenegger, CPA	60	Chief Financial Officer and Corporate Secretary	November 1, 2013

Gregory T. Baxter, Ph.D.	58	Executive Vice President of Corporate Development	December 1, 2016

Kathi Niffenegger, CPA was appointed Chief Financial Officer in November 2013 and Corporate Secretary in June 2013. She initially joined Stellar in May 2012 as Controller, after previously serving as the company’s outside Certified Public Accountant for more than 12 years. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries. She held positions of increasing responsibility in the audit division of Glenn Burdette CPAs from 1988 to 2012 and served most recently as technical partner. She obtained CFO experience at Martin Aviation, and began her career at Peat, Marwick, Mitchell & Co. (now KPMG LLP). Ms. Niffenegger has held leadership roles for audits of manufacturing, aquaculture, pharmaceutical and governmental grant clients, and developed specific expertise in cost accounting systems and internal controls. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach and is a member of the American Institute of Certified Public Accountants (AICPA).

Gregory T. Baxter, Ph.D. joined Stellar’s executive management team in December 2016 following his service on the company’s Board of Directors, which he joined in August 2012. Dr. Baxter has served as an executive and scientist for several biotechnology corporations and foundations. Since 2001, Dr. Baxter has been a Senior Scientist in the Department of Clinical Drug Development for CCS Associates Inc., a scientific research consulting firm specializing in technical and support services for clinical research, design strategies for preclinical studies, chemical information sciences and research and development support for translational science. His prior experience includes serving as Program Director for the National Science Foundation (NSF) Division of Industrial Innovation and Partnerships, Founder and CSO of Hurel Corporation, Founder and CEO of Aegen Biosciences and Research Scientist for Molecular Device Corporation. He also serves as Adjunct Associate Professor at Cornell University in the College of Chemical Engineering and on the Founders Board of Stanford University’s StartX Med Program. Dr. Baxter received his B.A. and Ph.D. in Biochemistry/Molecular Biology from University of California, Santa Barbara.

Executive Compensation

As an emerging growth company under SEC rules and the JOBS Act, we may provide scaled disclosure in Item 402 paragraphs (m) through (r) like a Smaller Reporting Company. Our proxy disclosure has been prepared to comply with those U.S. requirements and the Canadian proxy disclosure requirements in Form 51-102F6, including certain additional executive compensation disclosures.

Named Executive Officers

For the purposes of this proxy statement, a named executive officer (NEO) of the Company means each of the following individuals:

(i)	All individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (PEO), regardless of compensation level;

(ii)	the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and

(iii)	Up to two additional individuals for whom disclosure would have been provided under (ii) above but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Our named executive officers for 2017 were Frank R. Oakes, CEO, President and Chairman of our Board of Directors; Kathi Niffenegger, CPA, CFO and Corporate Secretary; and Gregory T. Baxter, Ph.D., Executive Vice President of Corporate Development.

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Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide information about the Company’s executive compensation objectives and processes and to discuss compensation decisions relating to its NEOs to meet Canadian proxy disclosure requirements.

The Compensation Committee of our Board of Directors has the responsibility to review, determine and approve the compensation for our executive officers. Further, the Compensation Committee oversees our overall compensation strategy, including compensation policies, plans and programs that cover executive officers and all other employees.

This Compensation Discussion and Analysis sets forth a discussion of the compensation for our NEOs as well as a discussion of our philosophies underlying the compensation for our NEOs and our employees generally.

Additional information about our operations is available at our website www.stellarbiotechnologies.com, and in our Annual Report, including audited financial statements for the year ended September 30, 2017, which are available for viewing through the internet on SEDAR, which can be accessed at www.sedar.com and on EDGAR at www.sec.gov.

Compensation Objectives and Principles

Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success. The primary goal of the Company’s executive compensation program is to attract and retain the key executives necessary for the Company’s long-term success, to encourage executives to further the development of the Company and our operations, and to motivate top quality and experienced executives. The key elements of the executive compensation program are: (i) base salary; (ii) potential annual incentive awards (bonuses); and (iii) incentive stock options. Compensation is designed to reward achievement of corporate initiatives that support our long-term strategic and business plans. The Compensation Committee is of the view that all elements of the total program should be considered, rather than any single element.

Compensation Process

The Compensation Committee and the Board are responsible for determining long-term incentive in the form of share options to be granted to the NEOs and directors of the Company and for any other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining the compensation of the Company’s NEOs, directors and officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general.

Accordingly, the Compensation Committee relies on a number of factors including input gained through various discussions and considering any formal objectives, criteria or analysis, in determining the compensation of its executive officers, as well as employees and consultants. The Compensation Committee ensures that the total compensation paid to all NEOs and directors is fair and reasonable and is consistent with the Company’s compensation philosophy.

To determine fiscal 2017 and 2016 compensation payable to the Chief Executive Officer, the Compensation Committee reviewed compensation paid to individuals acting in a similar position of companies in the biotechnology industry with 100 or less full-time employees, in the Los Angeles metropolitan area. The Compensation Committee determined an appropriate compensation level reflecting the need to provide incentive and compensation for the time and effort expended by the individual, while taking into account various sales, product development, regulatory, aquaculture, R&D and corporate/financial developments of the Company. The Compensation Committee did not use any benchmarking comparisons to specific companies. The same process was followed for all NEOs other than the CEO, except that the CEO provided input on the performance of those NEOs relative to agreed-upon corporate initiatives for the year.

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Base Salary

Base salary is the amount of compensation paid before adding allowances, incentives or bonuses. It recognizes the contribution of employees, level of experience, education and abilities, all while remaining competitive in the market place. Base salary for each NEO and other officer’s position is primarily determined with regard for the officer’s responsibilities, individual performance and overall corporate performance, which determination may include review by the Compensation Committee of such executive officer’s self-assessment with regards to achievement of his or her performance relative to such guidelines and factors over the course of the prior fiscal year. The determination of base salary is also supplemented through the assessment of the market environment, conditions and competitiveness.

Base salary for NEOs and other officers is reviewed annually by the Compensation Committee.

Cash Incentives/Bonuses

The Compensation Committee will consider whether it is appropriate and in the best interests of the Company to award a discretionary cash bonus to the NEOs and if so, in what amount. A cash bonus may be awarded to reward extraordinary performance that has led to increased value for shareholders through reaching certain business development milestones, the expansion of aquaculture infrastructure, the price of our common shares, capital raising efforts or achieving satisfaction of predetermined and agreed upon corporate initiatives and performance criteria. Demonstrations of extraordinary personal commitment to the Company’s interests, continuity and industry may also be rewarded through a cash bonus.

Option Based Awards

Long-term incentive in the form of options to purchase common shares of the Company are intended to align the interests of the Company’s directors, officers and NEOs with those of its shareholders, to provide a long term incentive that rewards these individuals for their contribution to the creation of shareholder value, and to reduce the cash compensation the Company would otherwise have to pay. This approach is based on the assumption that the performance of the Company’s common share price over the long term is an important indicator of long term performance.

The Compensation Committee and the Board of Directors are responsible for making recommendations for the grant of incentive stock options to the NEOs. The Compensation Committee considers previous grants of options and the overall number of options that are outstanding relative to the number of outstanding common shares in determining whether to make any new grants of options and the size and terms of any such grants, as well as the level of effort, time, responsibility, ability, experience and level of commitment of the individual. The Chief Executive Officer is authorized by the Board to determine the allocation of share options to be granted to non-executive officers, employees and consultants, such recommendation to be approved by the Compensation Committee or the full Board of Directors prior to grant.

Group Insurance and Benefits

The Board of Directors approved a Group Insurance Plan extended to all officers and employees of the Company resident in the United States. The plan was adopted to provide security to employees and their dependents pertaining to health and welfare risks. The plan premiums are paid by the Company and coverage includes health and dental benefits.

Risks Associated with Compensation Policies and Practices

The Company’s compensation policies and practices are intended to align management incentives with the long-term interests of the Company and its shareholders. In each case, the Company seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, (iii) spreading compensation across short and long-term programs, (iv) vesting of share options over a period of time, and (v) granting deference to the Compensation Committee to evaluate and implement risk-mitigating compensation policies.

Financial Instruments

The Company does not currently have a policy with respect to whether or not a NEO, director or other officer is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO, director or other officer.

23

Performance Graph

The following performance graph and related information shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

The graph set forth below compares the cumulative total return of our common shares to the Nasdaq Composite Index and the Nasdaq Biotechnology Index based on the period from August 31, 2012 through the Company’s fiscal year end on September 30, 2017. The graph assumes $100 was invested on August 31, 2012 in our common shares and in each of the comparative indices and assumes reinvestment of dividends, if any.

The comparisons shown in the graph below are based on historical data. We caution that the share price performance showing in the graph below is not necessarily indicative of, nor is it intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from S&P Capital IQ, a source believed to be reliable, but we are not responsible for any errors or omissions in such information. Please also note that, due to the fact that the graph begins in August and includes a transition period resulting from a change in fiscal year-end, the horizontal segments of the graph do not represent equal time intervals.

Prepared by S&P Global Market Intelligence

	Base
	Period		Years Ending
Company / Index	8/31/12	8/31/13	8/31/14	9/30/15	9/30/16	9/30/17
Stellar Biotechnologies, Inc.	$100	$417.91	$474.63	$191.04	$71.64	$33.87
NASDAQ Composite Index	$100	$118.75	$153.37	$156.60	$182.32	$225.50
NASDAQ Biotechnology Index	$100	$142.71	$204.08	$224.20	$215.04	$249.29

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Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the named executive officers during the fiscal year ended September 30, 2017.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Frank R. Oakes	2017	$257,100	$25,000	$296,969	(3)	$-	$23,669	(4)	602,738
President, Chief Executive	2016	250,100	120,000	-		-	59,737		429,837
Officer and Chairman of the
Board of Directors

Kathi Niffenegger, CPA	2017	202,560	20,000	-		19,744	18,526	(5)	260,830
Chief Financial Officer and	2016	196,560	47,250	-		61,148	19,004		323,962
Corporate Secretary

Gregory T. Baxter, Ph.D.	2017	157,372	500	-		15,605	18,406	(7)	191,883
Executive Vice President of	2016	-	-	-		-	11,800		11,800
Corporate Development (6)

(1)	The amounts shown in this column represent the aggregate grant date fair value of the share awards based on the closing price on Nasdaq, not the actual amounts paid to or realized by the named executive officer during the covered fiscal year. It differs from the amounts recorded in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, which were based on the share value at the inception of the performance share plan in April 2010 expensed over the estimated vesting period ended August 31, 2012. The vesting requirements of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in our Annual Report.

(2)	The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the named executive officers during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in our Annual Report.

(3)	235,690 shares were issued under our Performance Share Plan.

(4)	Represents (i) $15,719 in health insurance and (ii) $7,950 in 401(k) Company contributions.

(5)	Represents (i) $11,984 in health insurance and (ii) $6,542 in 401(k) Company contributions.

(6)	Dr. Baxter’s employment with the Company began December 1, 2016. Dr. Baxter was a director of the Company from August 15, 2012 until December 1, 2016.

(7)	Represents (i) $8,656 in health insurance, (ii) $1,050 in director fees and (iii) $8,700 in consultant fees prior to becoming an employee.

Employment Agreements

We do not have employment agreements currently in effect with any of our named executive officers. Like our other employees, our executives are eligible for annual salary increases and discretionary equity grants.

Performance Share Plan

Under the merger agreement between our Company and our California subsidiary, we allotted 1,000,000 common shares (the Performance Shares) under a performance share plan (the Plan). The performance shares were reserved for issuance to certain officers, directors and employees of the Company upon achievement of three milestones related to completion of method development for commercial-scale manufacture of KLH, compilation and regulatory submittal of all required chemistry, manufacturing and control data and completion of preclinical toxicity and immunogenicity testing of products. Share-based compensation was recorded over the estimated vesting period ending in August 2012.

25

As each milestone was met as determined by our Board of Directors, one third of the Performance Shares were available to be released to the Plan participants. The three milestones were met on or before August 2012, and all Performance Shares had been issued to non-director employees by August 2012. In December 2013, the Board issued 151,515 Performance Shares to a former director of the Company. The Board issued the remaining Performance Shares in June 2017, of which (a) 13,468 Performance Shares were issued to a former director of the Company, (b) 235,690 Performance Shares were issued to Mr. Oakes, the Company’s current President, CEO and Chairman and an eligible participant in the Plan, and (c) 134,680 Performance Shares were issued to Dr. Morse, a current director of the Company and an eligible participant in the Plan. Since all Performance Shares under the Plan have been issued, the Plan was terminated.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table summarizes the equity awards made to our named executive officers that were outstanding at September 30, 2017.

		Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise prices ($)		Option expiration date
Frank R. Oakes	8/8/11	42,560	-	$	CDN6.50	8/8/18
	4/13/12	37,560	-		CDN4.20	4/13/19

Kathi Niffenegger, CPA	6/18/12	9,000	-		CDN2.90	6/18/19
	12/19/12	5,000	-		CDN2.50	12/19/19
	5/14/13	9,000	-		CDN5.80	5/14/20
	11/1/13	10,000	-		18.30	11/1/20
	11/12/14	9,000	-		CDN15.20	11/12/21
	12/22/15	10,000	-		7.24	12/22/22
	12/20/16	3,333	6,667		2.03	12/20/23

Gregory T. Baxter, Ph.D.	8/16/12	7,000	-		CDN3.70	8/16/19
	11/12/14	1,250	-		CDN15.20	11/12/21
	3/28/17	-	10,000		1.60	3/28/24

(1)	Our options vesting policy is described in the Outstanding Equity Awards Narrative Disclosure section.

There was no value of incentive plan awards vested or earned during the year ended September 30, 2017 for named executive officers.

Outstanding Equity Awards Narrative Disclosure

Incentive Compensation Plan

We adopted an Incentive Compensation Plan in 2017 (the 2017 Plan) administered by the Board of Directors, which amended and restated the 2013 fixed share option plan (the 2013 Plan). Options, restricted shares and restricted share units are eligible for grant under the 2017 Plan. The number of shares available for issuance under the 2017 Plan is 1,597,000, including shares available for the exercise of outstanding options under the 2013 Plan. The purpose of the 2017 Plan is to advance the interests of the Company by encouraging equity participation through the acquisition of common shares of the Company. Our Board is responsible for the general administration of the 2017 Plan and the proper execution of its provisions, its interpretation and the determination of all questions arising thereunder. Specifically, the Board has the power to, among other things:

26

•	allot common shares for issuance in connection with the exercise of options;

•	grant options, restricted shares or restricted share units;

•	amend, suspend, terminate or discontinue the plan; and

•	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options, restricted shares or restricted share units may be awarded to our directors, officers, employees and consultants.

Options to purchase 410,970 common shares at prices ranging from CDN$2.50 to CDN$18.70 and $1.60 to $18.40 are outstanding at September 30, 2017. No restricted shares or restricted share units have been granted as of September 30, 2017.

Options granted during fiscal 2017 to employees and consultants under the 2017 Plan totaled 71,600 options to purchase common shares, at exercise prices ranging from $1.60 to $2.03.

Grants of Plan-Based Awards in Fiscal 2017

The following table provides information regarding grants of plan-based awards to our named executive officers during fiscal year 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Frank R. Oakes	6/26/17	235,690	-	$-	$296,969	(2)
Kathi Niffenegger, CPA	12/20/16	-	10,000	2.03	19,744	(3)
Gregory T. Baxter, Ph.D.	3/28/17	-	10,000	1.60	15,605	(4)

(1)

The amounts shown in this column for share awards represent the aggregate grant date fair value of the share awards based on the closing price on Nasdaq, not the actual amounts paid to or realized by the named executive officer during the covered fiscal year. It differs from the amounts recorded in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, which were based on the share value at the inception of the performance share plan in April 2010 expensed over the estimated vesting period ended August 31, 2012. The vesting requirements of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in our Annual Report.

The amounts shown in this column for share option awards represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the named executive officers during the fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in our Annual Report.

(2)	The shares were issued under our Performance Share Plan and are fully vested.

(3)	The option awards were issued under our 2017 Plan for past service, and vest in thirds annually beginning December 2016.

(4)	The option awards were issued under our 2017 Plan for future service, and vest in thirds annually beginning March 2018.

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Retirement Benefits

We have established a 401(k) plan to provide retirement benefits to eligible executive officers and employees. Employees may enter the plan after they have been employed by us for at least three consecutive months. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of the fiscal year. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during fiscal 2017 to provide pension, retirement or similar benefits for our named executive officers.

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors. The following table sets forth information regarding the compensation of our non-employee directors for the fiscal year ended September 30, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (2)		All Other Compensation ($)		Total ($)
Tessie M. Che, Ph.D.	$1,000	$-		$8,996	(4)	$-		$9,996
Paul Chun	8,850	-		8,996	(5)	-		17,846
David L. Hill, Ph.D.	10,250	-		8,996	(4)	-		19,246
Daniel E. Morse, Ph.D.	5,700	169,697	(3)	8,996	(4)	900	(6)	185,293
Charles V. Olson, D.Sc.	4,700	-		8,996	(5)	5,775	(7)	19,471
Mayank D. Sampat	10,250	-		8,996	(4)	-		19,246

(1)	The amounts shown in this column represent the aggregate grant date fair value of the share awards based on the closing price on Nasdaq, not the actual amounts paid to or realized by the named executive officer during the covered fiscal year. It differs from the amounts recorded in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, which were based on the share value at the inception of the performance share plan in April 2010 expensed over the estimated vesting period ended August 31, 2012. The vesting requirements of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in this Annual Report.

(2)	The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the directors during the fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 8 to our audited consolidated financial statements for the year ended September 30, 2017 included in this Annual Report.

(3)	134,680 shares were issued under our Performance Share Plan and are fully vested.

(4)	The option awards were issued under our 2017 Incentive Compensation Plan for past service, with 2,500 options vesting in thirds beginning December 2016 and 2,500 options vesting in thirds beginning March 2017.

(5)	The option awards were issued under our 2017 Incentive Compensation Plan, with 2,500 options for future service vesting in thirds beginning December 2017 and 2,500 options for past service vesting in thirds beginning March 2017.

(6)	Represents amount for service as member of our Scientific Advisory Board.

(7)	Represents (i) $5,425 in consultant fees and (ii) $350 for service as member of our Scientific Advisory Board.

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Narrative to Director Compensation Table

Non-Employee Director Compensation Policy

Pursuant to our non-employee director compensation policy, non-employee directors receive $1,000 for each Board meeting attended in person and $350 for each Board meeting attended by telephone. Members of Board committees also receive $350 for each committee meeting attended. Non-executive directors may also receive share option awards at the discretion of the Board of Directors. No options were awarded to the Company’s non-executive directors in fiscal year 2017.

Non-Employee Directors on our Scientific Advisory Board

Dr. Morse and Dr. Olson are members of our Scientific Advisory Board. As compensation for their services, the members of our Scientific Advisory Board receive certain advisory fees and expense reimbursements. Amounts for their services as members of our Scientific Advisory Board are reflected in the Director Compensation table above.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table summarizes the equity awards made to our directors that were outstanding at September 30, 2017.

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		Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise prices ($)	Option expiration date
Tessie M. Che, Ph.D.	11/1/13	7,000		$18.30	11/1/20
	12/20/16	833	1,667	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

Paul Chun	12/20/16	-	2,500	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

David L. Hill, Ph.D.	8/8/11	2,500		CDN6.50	8/8/18
	4/13/12	2,500		CDN4.20	4/13/19
	11/1/13	2,500		$18.30	11/1/20
	6/10/15	2,500		CDN8.90	6/10/22
	12/20/16	833	1,667	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

Daniel E. Morse, Ph.D.	8/8/11	12,050		CDN6.50	8/8/18
	4/13/12	12,050		CDN4.20	4/13/19
	6/10/15	2,500		CDN8.90	6/10/22
	12/20/16	833	1,667	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

Charles V. Olson, D.Sc.	11/12/14	1,250		$15.20	11/12/21
	12/20/16	-	2,500	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

Mayank D. Sampat	8/16/12	7,000		CDN3.70	8/16/19
	12/20/16	833	1,667	$2.03	12/20/23
	3/23/17	833	1,667	$1.67	3/23/24

(1)	Our options vesting policy is described in the Outstanding Equity Awards Narrative Disclosure section.

There was no value of incentive plan awards vested or earned during the year ended September 30, 2017 for directors.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended September 30, 2017 were Paul Chun, David Hill (chairman), Charles Olson and Mayank Sampat.

None of the individuals who served as a member of the Compensation Committee during fiscal 2017 was at any time during fiscal 2017 an officer or employee of our Company.

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Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information as of September 30, 2017 about our common shares that may be issued under our equity compensation plans, which consists of our 2017 Incentive Compensation Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	410,970	$5.74	1,186,030
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	410,970	$5.74	1,186,030

Certain Relationships and Related Transactions

There are no relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure in this Proxy Statement under Item 404(a) of Regulation S-K, except as follows:

We have entered into indemnification agreements with each of our executive officers and directors. Such indemnification agreements require the Company to indemnify these individuals to the fullest extent permitted by law.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater-than-10% shareholders file reports with the SEC on their initial beneficial ownership of our common shares and any subsequent changes. To our knowledge, based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended September 30, 2017, no person required to file reports under Section 16(a) of the Exchange Act failed to file such reports on a timely basis during such fiscal year.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information as of January 29, 2018, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of our current directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of January 29, 2018 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 10,520,096 common shares outstanding as of January 29, 2018.

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Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Frank R. Oakes	464,587	(2)	4.4%
Kathi Niffenegger, CPA	58,667	(3)	*
Gregory T. Baxter, Ph.D.	11,583	(4)	*
Tessie M. Che, Ph.D.	10,333	(5)	*
Paul Chun	2,500	(6)	*
David L. Hill, Ph.D.	15,333	(7)	*
Daniel E. Morse, Ph.D.	261,122	(8)	2.5%
Charles V. Olson, D.Sc.	3,750	(9)	*
Mayank D. Sampat	10,333	(10)	*

All directors and executive officers as a group (9 persons)	838,208	(11)	7.8%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

(2)	This amount includes (i) 80,120 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018; and excludes (ii) 20,867 common shares and 6,200 common shares issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days of January 29, 2018 which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options.

(3)	Represents 58,667 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(4)	Represents 11,583 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(5)	Represents 10,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(6)	Represents 2,500 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(7)	This amount includes 13,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(8)	This amount includes 29,933 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(9)	Represents 3,750 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(10)	Represents 10,333 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

(11)	This amount includes 220,552 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 29, 2018.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned
Ernesto Echavarria Blvd. Anaya 1225 Culiacan Sinaloa, Mexico 80040	1,411,310	13.4%

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 Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board (the PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2017, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Mayank D. Sampat, Chairman
Paul Chun

David L. Hill

33

PROPOSAL NO. 2

APPOINTMENT OF AUDITORS

The Audit Committee has selected Moss Adams LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2018, and the Board has ratified such appointment. The Board has directed that a resolution to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of Moss Adams LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions

Independent Registered Public Accounting Firm Fees and Services

The following table shows the aggregate fees paid or accrued for audit and other services provided for the years ended September 30, 2017 and 2016 rendered by Moss Adams LLP.

Type of Service	Fiscal Year 2017	Fiscal Year 2016

Audit Fees	$190,000	$238,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$190,000	$238,000

Audit Fees consisted of fees incurred for professional services rendered for audits of the years ended September 30, 2017 and 2016 and include procedures related to registrations and offerings.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to an amount or range of estimated fees.  All proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. Our auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved 100% of the audit services performed by our independent registered public accounting firm for the fiscal year ended September 30, 2017.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Vote Required

With regard to the appointment of our auditors and independent registered public accounting firm, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

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PROPOSAL NO. 3

APPROVAL OF AN ALTERATION TO THE COMPANY’S NOTICE OF ARTICLES AND ARTICLES TO CREATE A CLASS OF PREFERRED SHARES

The Company’s Notice of Articles and Articles currently authorize the Company to issue an unlimited number of common shares, without par value. No preferred shares are currently authorized for issuance. The Board has directed that a special resolution be presented to our shareholders for approval of an alteration to our Notice of Articles and Articles to create a class of Preferred Shares consisting of an unlimited number of Preferred Shares, without par value, which shares may be designated and issued in one or more series in the future, with such rights, preferences and privileges as determined by the Board of Directors, if and when issued, without further shareholder action (Preferred Shares).

Accordingly, shareholders will be asked to approve the following special resolution in order to alter the authorized share capital of the Company:

Resolved, as a Special Resolution:

To authorize the alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Board of Directors for each series, if and when issued.

The Board’s authority to determine the terms of any such Preferred Shares would include, without limitation: (i) the designation of each series and the number of Preferred Shares that will constitute each such series; (ii) the dividend rate or amount, if any, for each series; (iii) the price at which, and the terms and conditions on which, the Preferred Shares of each series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which Preferred Shares of such series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the maturity date, if any, for each such series; but no such special rights or restriction shall contravene any other provision of Part 26 of the Articles of the Company.

If the proposed alteration to our Notice of Articles and Articles to create a class of a class of an unlimited number of Preferred Shares is approved by the Company’s shareholders, an Alteration Notice to the Notice of Articles of the Company will be filed with the British Columbia Registrar of Companies to reflect the creation of a class of Preferred Shares and the Articles of the Company will be altered by creating and attaching Part 26 substantially in the form annexed to this Proxy Statement as Annex A, as soon as practical following the Annual Meeting. Subsequently, the Board of Directors will have the authority to approve the issuance of any number of Preferred Shares in one or more series at any time and from time to time, to determine the number of shares constituting any series, and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further prior approval of the shareholders. Upon any such issuance, the designations, preferences, limitations, restrictions and rights of any series of Preferred Shares designated by the Board of Directors will be set forth in an alteration to the Articles and a further Alteration Notice to the Notice of Articles of the Company filed in accordance with British Columbia law.

Except to the extent set forth in Annex A hereto, we cannot state or estimate at the present time the terms of the Preferred Shares that may be issued because the Board of Directors does not contemplate any designation and issuance of such Preferred Shares in the near future, although the Board will not seek further authorization by the shareholders in the event there is a designate and issuance of such Preferred Shares by the Board.

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Rationale for the alteration to the Notice of Articles and Articles

The Board of Directors believes the authorization of a class of Preferred Shares is advisable and in the best interests of the Company and its shareholders in order to facilitate the Company’s ability to raise additional capital, if and when necessary, and to pursue corporate opportunities, including acquisitions and joint ventures, without the delay and expense associated with obtaining special shareholder approval each time an opportunity requiring the issuance of Preferred Shares may arise. The ability of the Board of Directors to determine the rights, preferences and limitations of the Preferred Shares, and the ability to issue the Preferred Shares, each without the need for further shareholder action, would provide the Board with flexibility in connection with possible investment activity and other corporate purposes. The Board of Directors would make a determination as to whether to approve the terms and issuance of any Preferred Shares based on its judgment as to the best interests of the Company and its shareholders.

While the Company may consider issuing Preferred Shares in the future for purposes of raising additional capital or in connection with acquisition transactions or other related corporate transactions, the Company presently has no agreements or understandings with any person to effect any such issuance, and the Company may never issue any Preferred Shares. Therefore, the terms of any Preferred Shares subject to this proposal cannot be stated in their entirety, except as set forth in Annex A hereto, which includes certain preferences and rights superior to those of the holders of common shares upon the dissolution or winding up of the Company. Such terms might include, without limitation, special conversion rights and redemption or other rights which may, among other things, provide the holders of Preferred Shares with a disproportionate share of earnings distributed by way of dividends or of the proceeds of a sale or liquidation of the Company, compared to those of the holders of common shares.

Potential anti-takeover effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The Board of Directors did not propose this alteration to the Notice of Articles and Articles to authorize the issuance of Preferred Shares for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control; rather, as discussed above, the purpose of this alteration is to provide the Board of Directors with the ability to issue Preferred Shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. The Board of Directors has no knowledge of any current, threatened or contemplated attempt to take over the control of the Company, and has no present intention to issue the Preferred Shares for anti-takeover purposes. However, the issuance of Preferred Shares for such a purpose is possible. If Preferred Shares are issued (i) in connection with a shareholder rights plan, also known as a “poison pill” plan, or (ii) to purchasers supporting the Board of Directors in opposing a specific takeover proposal, such issuance could have the effect of delaying or preventing a takeover of the Company by increasing the number of shares to be acquired to achieve the desired ownership percentage. In addition, the existence of authority of the Board of Directors to issue Preferred Shares, given the “blank check” authority that will be vested in the Board of Directors, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful. However, the Board of Directors does not believe that the approval of this proposal will have any anti-takeover effect and believes that the financial flexibility afforded by this proposal outweighs any potential disadvantages.

The Company currently has no anti-takeover provisions in any of its governing documents.

Potential Future Dilution

If this proposal is approved, the additional authorized Preferred Shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as our Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The authorized share increase will not change the number of common shares currently outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common shares. However, to the extent that the proposed authorized Preferred Shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders, and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis.

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Voting Rights

The issuance of Preferred Shares may or may not have a dilutive effect on the voting rights of shareholders owning common shares, depending on the rights and preferences set by the Board. However, except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Preferred Shares by the Board of Directors or in connection with convertible Preferred Shares, the holders of Preferred Shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

Vote Required

With regard to the creation of a class of Preferred Shares, votes may be cast “FOR” or “AGAINST.” The approval of a special resolution authorizing alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares requires the affirmative vote of the holders of a two-thirds majority of shares present in person or by proxy at the Annual Meeting and entitled to vote. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 3.

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OTHER INFORMATION

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.stellarbiotechnologies.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Forms 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K, as amended, also will be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

Port Hueneme, California

February 13, 2018

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ANNEX A

PART 26

SPECIAL RIGHTS AND RESTRICTIONS: PREFERRED SHARES

Preferred Shares issuable in series

The Preferred Shares may include one or more series and, subject to the Business Corporations Act, the directors may, by resolution, if none of the shares of any particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following:

(a)	determine the maximum number of shares of that series that the Company is authorized to issue, determine that there is no such maximum number, or alter any such determination;

(b)	create an identifying name for the shares of that series, or alter any such identifying name; and

(c)	attach special rights or restrictions to the shares of that series, including, but without limiting or restricting the generality of the foregoing, the rate or amount of dividends (whether cumulative, non-cumulative or partially cumulative), the dates and places of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof (including redemption after a fixed term or at a premium), conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other share of the Company and voting rights and restrictions; or alter any such special rights or restrictions; but no such special rights or restriction shall contravene any other provision of this Part 26.

Dissolution or winding up

The holders of Preferred Shares shall be entitled, on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of common shares or any other shares of the Company ranking junior to the Preferred Shares with respect to the repayment of capital on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the amount paid up with respect to each Preferred Share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non- cumulative dividends (if any and if preferential) thereon. After payment to the holders of the Preferred Shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Company, except as specifically provided in the special rights and restrictions attached to any particular series. All assets remaining after payment to the holders of Preferred Shares as aforesaid shall be distributed rateably among the holders of the common shares.

Preferred Shares do not confer right to receive notice of, attend or vote at general meetings

Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Preferred Shares by the directors or in connection with convertible Preferred Shares, holders of Preferred Shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. STELLAR BIOTECHNOLOGIES, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 27, 2018. Meeting Information Meeting Type: Annual General and Special Meeting For holders as of: January 29, 2018 Date: March 27, 2018 Time: 10:00 AM Pacific Time Location: Holiday Inn Express 350 E. Port Hueneme Road Port Hueneme, California 93041 STELLAR BIOTECHNOLOGIES, INC. 332 E. SCOTT STREET PORT HUENEME, CALIFORNIA 93041 See the reverse side of this notice to obtain proxy materials and voting instructions. E35849-P00843

E35850-P00843 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 13, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods NOTICE AND PROXY STATEMENT ANNUAL REPORT

Voting Items 1. Election of Directors 1e. Daniel E. Morse, Ph.D. 1c. Paul Chun 1d. David L. Hill, Ph.D. 1b. Tessie M. Che, Ph.D. 1a. Deborah F. Aghib, Ph.D. 1f. Frank R. Oakes 1g. Charles V. Olson, D.Sc. 1h. Mayank D. Sampat THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3. 2. Appointment of Auditors Appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year. 3. Creation of a Class of Preferred Shares Approval of a special resolution authorizing the alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Directors for each series if and when issued. E35851-P00843

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E35847-P00843 For Against ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! STELLAR BIOTECHNOLOGIES, INC. 332 E. SCOTT STREET PORT HUENEME, CALIFORNIA 93041 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Sunday, March 25, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, March 25, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. STELLAR BIOTECHNOLOGIES, INC. 1. Election of Directors 1e. Daniel E. Morse, Ph.D. 1c. Paul Chun 1d. David L. Hill, Ph.D. 1b. Tessie M. Che, Ph.D. 1a. Deborah F. Aghib, Ph.D. 1f. Frank R. Oakes 1g. Charles V. Olson, D.Sc. 1h. Mayank D. Sampat THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3. 2. Appointment of Auditors Appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year. 3. Creation of a Class of Preferred Shares Approval of a special resolution authorizing the alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Directors for each series if and when issued. Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Annual General and Special Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. If you wish to appoint someone other than Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or Gary Koppenjan, Senior Director of Investor Relations and Communications of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. For Withhold For Withhold

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. STELLAR BIOTECHNOLOGIES, INC. ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MARCH 27, 2018 Notes to proxy 1. Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder’s behalf at the Annual General and Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board. 6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual General and Special Meeting or other matters that may properly come before the Annual General and Special Meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company. Proxies must be received by 11:59 PM (Eastern Time) on Sunday, March 25, 2018. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Shareholders of Stellar Biotechnologies, Inc. to be held at the Holiday Inn Express, 350 E. Port Hueneme Road, Port Hueneme, California 93041, on Tuesday, March 27, 2018, at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. Print the name of the person you are appointing if this person is someone other than the appointed proxyholders. Appointment of Proxyholder: I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint: Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or failing him, Gary Koppenjan, Senior Director of Investor Relations and Communications of the Company. OR E35848-P00843

Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ! E35859-P00815 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against For Withhold ! ! For Withhold Your vote is important. Thank you for voting. STELLAR BIOTECHNOLOGIES, INC. ANNUAL GENERAL AND SPECIAL MEETING FOR HOLDERS AS OF 1/29/18 TO BE HELD ON 3/27/18 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: 1e. Daniel E. Morse, Ph.D. 1c. Paul Chun 1d. David L. Hill, Ph.D. 1b. Tessie M. Che, Ph.D. 1a. Deborah F. Aghib, Ph.D. 1f. Frank R. Oakes 1g. Charles V. Olson, D.Sc. 1h. Mayank D. Sampat 2. Appointment of Auditors Appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year. 3. Creation of a Class of Preferred Shares Approval of a special resolution authorizing the alteration of the Company’s Notice of Articles and Articles to create a class of an unlimited number of Preferred Shares without par value, issuable in series, with special rights and restrictions determined by the Directors for each series if and when issued. Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET Sunday, March 25, 2018. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-690-6903 Vote by Mail: Use the envelope enclosed